SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 4, 2005
                                                          --------------



                                  NYMAGIC, INC.
                                  -------------
             (Exact Name of Registrant as specified in its charter)



          NEW YORK                     1-11238                  13-3534162
----------------------           --------------------     ----------------------
(State or other jurisdiction       (Commission File           (IRS Employer
     of incorporation)                  Number)             Identification No.)


                   919 Third Avenue, New York, New York 10022
                   ------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (212) 551-0600
                                                          ---------------

                                       N/A
                                     -------
         (Former name or former address, if changed since last report):



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01      Other Events.

        On March 4, 2005, NYMAGIC, INC. issued the press release attached hereto as Exhibit 99.1.




Item 9.01      Financial Statements and Exhibits.

        (c) Exhibits

        Exhibit Number       Description
        --------------       -----------

        99.1                 Press Release dated March 4, 2005.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                            NYMAGIC, INC.


                                            By: /s/ Thomas J. Iacopelli
                                                --------------------------------
                                                Name:   Thomas J. Iacopelli
                                                Title:  Chief Financial Officer
                                                        and Treasurer




Date: March 4, 2005

                                  Exhibit Index



            Exhibit Number      Description
            --------------      -----------

                 99.1           Press Release dated March 4, 2005.